UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

Harley-Davidson, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208

(Address of principal executive offices, including zip code)

(414) 342-4680

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.	Entry into a Material Definitive Agreement.

Harley-Davidson, Inc. (the “Company”) believes the entry by the Company and certain subsidiaries of the Company into the agreement and amendment described in Item 8.01 involves matters in the ordinary course of the Company’s business. However, to the extent such matters constitute the Company’s entry into and/or amendment of a material definitive agreement, the text of Item 8.01 is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Company believes the entry by the Company and certain subsidiaries of the Company into the agreement and amendment described in Item 8.01 and the consummation of the transactions contemplated by such agreement and amendment involve indebtedness incurred in the ordinary course of the Company’s business. However, to the extent such matters have resulted in the Company becoming obligated on a direct financial obligation that is material to the Company, the text of Item 8.01 is incorporated by reference herein.

Item 8.01.	Other Events.

On April 28, 2011, the Company, its subsidiary Harley-Davidson Financial Services, Inc. (“HDFS”) and certain other subsidiaries entered into a $675,000,000, four-year revolving credit facility maturing in April 2015 (the “Four-Year Credit Facility”). The Four-Year Credit Facility replaced the Company’s $675,000,000 364-day credit facility dated as of April 29, 2010 which the Company terminated concurrently with the effectiveness of the Four-Year Credit Facility.

The Company, HDFS and other subsidiaries as borrowers or guarantors, various financial institutions as lenders and JPMorgan Chase Bank, N.A., as administrative agent, are parties to the Four-Year Credit Facility. The Company is a party to the Four-Year Credit Facility as a borrower.

Borrowings under the Four-Year Credit Facility will bear interest at variable rates, which may be adjusted upward or downward depending on certain criteria, such as credit ratings. The Four-Year Credit Facility also requires the Company to pay a fee based upon the average daily unused portion of the aggregate commitments under the Four-Year Credit Facility.

On April 28, 2011, the Company, its subsidiary, Harley-Davidson Funding Corp. (“HDFC”) and certain other subsidiaries also entered into an amendment (the “Three-Year Amendment”) to their $675,000,000, three-year credit facility, which matures in April 2013 (the “Amended Three-Year Credit Facility” and, together with the Four-Year Credit Facility, the “Global Credit Facilities”) to conform certain of the terms of the Amended Three-Year Credit Facility to those in the Four-Year Credit Facility. The Company, HDFC and other subsidiaries as borrowers or guarantors, various financial institutions as lenders and JPMorgan Chase Bank, N.A., as administrative agent, are parties to the Amended Three-Year Credit Facility. The Company is a party to the Amended Three-Year Credit Facility as a borrower, and until the Company achieves certain credit ratings, the Company is also a party to the Amended Three-Year Credit Facility as a guarantor.

HDFS has historically used credit facilities primarily to support HDFS’ unsecured commercial paper program and to fund HDFS’ lending activities and other operations. Outstanding unsecured commercial paper may not exceed the unused portion of the Global Credit Facilities. As a result, the combined total of outstanding unsecured commercial paper of HDFS and borrowings of all borrowers under the Global Credit Facilities may not exceed $1,350,000,000.

The Global Credit Facilities contains various restrictions and covenants, including requirements that the Company and its subsidiaries maintain certain financial ratios at prescribed levels (as described in the following sentence) and other standard negative covenants. The Global Credit Facilities require (i) HDFS and its consolidated subsidiaries to, as of the end of any fiscal quarter, maintain a ratio of (A) consolidated indebtedness (excluding certain subordinated and intercompany indebtedness) to (B) the sum of consolidated shareholders’ equity net of intangible assets, preferred stock and certain subordinated indebtedness no greater than 10.00 to 1.00, and (ii) the Company to maintain a ratio of (A) consolidated net income plus consolidated interest expense, taxes on or measured by income, depreciation expense and amortization expense (subject to certain other adjustments) to (B) consolidated interest expense, as of the end of any fiscal quarter for the period of four consecutive fiscal quarters then ended, of at least (A) 2.25 to 1.00, for such period ended up to and including June 30, 2013, and (B) 2.50 to 1.00, for each such period thereafter.

The Global Credit Facilities also contain customary events of default. If an event of default under the Global Credit Facilities occurs and is continuing, then the interest rate on all obligations under the Global Credit Facilities may be increased above the otherwise applicable rate, and the lenders under the Global Credit Facilities may terminate their commitments and declare any outstanding obligations under the Global Credit Facilities to be immediately due and payable.

The description of the Amended Three-Year Credit Facility and the Four-Year Credit Facility, respectively, set forth above is qualified by reference to the original credit agreement relating to the Amended Three-Year Credit Facility and the Three-Year Amendment and to the Four-Year Credit Agreement filed herewith as Exhibits 4.1 and 4.2 and Exhibit 4.3, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

(4.1)	3-Year Credit Agreement, dated as of April 29, 2010, among the Company, certain subsidiaries of the Company, the financial institutions parties thereto and JPMorgan Chase Bank, N.A., as global administrative agent and global swing line lender (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K dated April 29, 2010 (File No. 1-9183)).

(4.2)	Amendment No. 1, dated as of April 28, 2011, among the Company, certain subsidiaries of the Company, the financial institutions parties thereto and JPMorgan Chase Bank, N.A., as global administrative agent, to 3-Year Credit Agreement dated as of April 29, 2010 among the Company, certain subsidiaries of the Company, the financial institutions parties thereto and JPMorgan Chase Bank, N.A., as global administrative agent and global swing line lender.

(4.3)	4-Year Credit Agreement dated as of April 28, 2011 among the Company, certain subsidiaries of the Company, the financial institutions parties thereto and JPMorgan Chase Bank, N.A., as global administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: May 4, 2011	By:	/s/ Paul J. Jones
Paul J. Jones
Vice President, General Counsel and Secretary

HARLEY-DAVIDSON, INC.

Exhibit Index to Current Report on Form 8-K

Dated April 28, 2011

Exhibit Number

(4.1)	3-Year Credit Agreement, dated as of April 29, 2010, among the Company, certain subsidiaries of the Company, the financial institutions parties thereto and JPMorgan Chase Bank, N.A., as global administrative agent and global swing line lender (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K dated April 29, 2010 (File No. 1-9183)).

(4.2)	Amendment No. 1, dated as of April 28, 2011, among the Company, certain subsidiaries of the Company, the financial institutions parties thereto and JPMorgan Chase Bank, N.A., as global administrative agent, to 3-Year Credit Agreement dated as of April 29, 2010 among the Company, certain subsidiaries of the Company, the financial institutions parties thereto and JPMorgan Chase Bank, N.A., as global administrative agent and global swing line lender.

(4.3)	4-Year Credit Agreement dated as of April 28, 2011 among the Company, certain subsidiaries of the Company, the financial institutions parties thereto and JPMorgan Chase Bank, N.A., as global administrative agent.